Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Schedule Of Reconciliation Of Earnings/(Loss) Per Common And Diluted Share
The following table provides reconciliations of net income to net income available to common shareholders and the difference between average basic common shares outstanding and average diluted common shares outstanding:

(Dollars and shares in thousands, except per share data)	2016	2015	2014
Net income/(loss)	$238,511	$97,313	$234,046
Net income attributable to noncontrolling interest	11,465	11,434	11,527
Net income/(loss) attributable to controlling interest	227,046	85,879	222,519
Preferred stock dividends	6,200	6,200	6,200
Net income/(loss) available to common shareholders	$220,846	$79,679	$216,319

Weighted average common shares outstanding - basic	232,700	234,189	234,997
Effect of dilutive securities	2,592	2,077	1,738
Weighted average common shares outstanding - diluted	235,292	236,266	236,735

Net income/(loss) per share available to common shareholders	$0.95	$0.34	$0.92
Diluted income/(loss) per share available to common shareholders	$0.94	$0.34	$0.91

Schedule Of Anti-Dilutive Options and Awards
The following table presents outstanding options and other equity awards that were excluded from the calculation of diluted earnings per share because they were either anti-dilutive (the exercise price was higher than the weighted-average market price for the period) or the performance conditions have not been met:

(Shares in thousands)	2016	2015	2014
Stock options excluded from the calculation of diluted EPS	2,610	3,559	4,570
Weighted average exercise price of stock options excluded from the calculation of diluted EPS	$26.29	$24.40	$23.46
Other equity awards excluded from the calculation of diluted EPS	37	98	-